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                                                                    EXHIBIT 21.1

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                         SUBSIDIARIES OF THE REGISTRANT


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NAME                                                                             JURISDICTION OF INCORPORATION
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
Compuware A.B. (Sweden)...................................................................Sweden
Compuware AG (Switzerland)................................................................Switzerland
Compuware AS (Norway).....................................................................Norway
Compuware AS (Denmark)....................................................................Denmark
Compuware Asia-Pacific Holdings Ltd.......................................................Hong Kong
Compuware Asia Pacific Limited (Hong Kong)................................................Hong Kong
Compuware Asia Pacific Pte. Ltd. (Singapore)..............................................Singapore
Compuware Asia-Pacific Pty. Ltd (Australia)...............................................Australia
Compuware B.V. (Netherlands)..............................................................Netherlands
Compuware Corporation of Canada...........................................................Canada
Compuware de Mexico.......................................................................Mexico
Compuware do Brasil.......................................................................Brazil
Compuware Europe B.V......................................................................Netherlands
Compuware Foreign Sales Corporation.......................................................Barbados
Compuware Global Services, Inc............................................................Michigan
Compuware GmbH (Austria)..................................................................Austria
Compuware International I LLC.............................................................Michigan
Compuware Japan Corporation...............................................................Japan
Compuware Korea...........................................................................Korea
Compuware Ltd. (U.K.).....................................................................United Kingdom
Compuware NV/SA (Belgium).................................................................Belgium
Compuware Overseas Holding Corporation....................................................Michigan
Compuware S.A. (Spain)....................................................................Spain
Compuware S.A.R.L (France)................................................................France
Compuware System Software GmbH (Germany)..................................................Germany
Compuware SpA (Italy).....................................................................Italy

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